EXHIBIT 23.2


                     INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement on Form SB-2 of our report dated February 9, 2001, relating to the consolidated financial statements of Global Industrial Services, Inc. and Subsidiaries, and to the reference to our Firm under the caption
"Experts" in the Prospectus.


                              /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants

New York, New York
January 10, 2002



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